STADION INVESTMENT TRUST

Stadion Tactical Income Fund
Class A Shares (TACFX)
Class C Shares (TACCX)*
Class I Shares (TACSX)

* As of the date of this Supplement Class C Shares of the Fund have not commenced operations.

SUPPLEMENT

Dated April 1, 2013

This Supplement updates the Prospectus dated December 30, 2012, as supplemented on January 30, 2013 and  February 14, 2013 (the “Prospectus”), for the Stadion Tactical Income Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”).

Please keep this Supplement for future reference.

Change to Management of the Stadion Tactical Income Fund

Effective April 1, 2013, the table located under the section titled “Management of the Fund” on page 10 of the Prospectus shall be replaced in its entirety to read as follows:

Name	Title with the Advisor	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since December 30, 2012
Clayton Fresk, CFA	Portfolio Management Analyst	Since December 30, 2012
John M. Wiens	Vice President	Since April 1, 2013

Portfolio Management Team.

Effective April 1, 2013, the section titled “Portfolio Management Team” beginning on page 18 of the Prospectus shall be deleted in its entirety and replaced with the following:

The Fund is managed by a portfolio management team consisting of Brad A. Thompson, CFA, Clayton Fresk, CFA and John Wiens. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Thompson joined the portfolio management team in 2009, Mr. Fresk joined the portfolio management team in 2012 and Mr. Wiens joined the portfolio management team in 2013.

Mr. Thompson serves as Chief Investment Officer of the Advisor and has been a Portfolio Manager and an officer of the Advisor (and its predecessor), serving in a supervisory role for portfolio management operations since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

Mr. Fresk is a Portfolio Management Analyst of the Advisor and has served in that capacity since joining the Advisor in 2009. He previously served as a Senior Business Analyst at RiverSource Investments LLC from 2006 until 2009. He has a Bachelor of Arts degree in Finance and Marketing and an M.B.A. degree from the University of Minnesota. He also holds the Chartered Financial Analyst designation.

Mr. Wiens is a Portfolio Manager for the Advisor and has served in that capacity since joining the Advisor in 2011. Mr. Wiens worked for J.P. Morgan from 2010-2011 as Vice President and Banker where he constructed portfolios and asset allocation models for both high net worth individuals and institutions. He also worked at Lehman Brothers Inc. from 2007-2008 and Barclays LLC from 2009 until 2010. He has a BA and MBA from the University of Alabama.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Appointment of a New Transfer Agent

Effective on or about April 1, 2013, ALPS Fund Services, Inc. (“ALPS”) will be appointed and thereafter serve as Transfer Agent to the Funds. Effective on or about April 1, 2013, all references in the Prospectus and SAI to the “Transfer Agent” shall refer thereafter to ALPS. In addition, effective on or about April 1, 2013, all references to the address of the Transfer Agent shall be replaced with “P.O. Box 1920, Denver, CO 80201 (for Regular Mail) and 1290 Broadway, Suite 1100, Denver, CO 80203 (for Overnight Delivery)”.